STOCK REPURCHASE PROGRAM	12 Months Ended
Oct. 29, 2017
Equity [Abstract]
STOCK REPURCHASE PROGRAM
STOCK REPURCHASE PROGRAM
Our board of directors authorized two stock repurchase programs during the fiscal year ended October 30, 2016, which were publicly announced on January 20, 2016 and September 8, 2016. Together, these stock repurchase programs authorized for up to an aggregate of $106.3 million of the Company’s Common Stock.
On July 18, 2016, the Company entered into an agreement with the CD&R Funds to repurchase approximately 2.9 million shares of our Common Stock for $45.0 million based on the price per share paid by the underwriters to the CD&R Funds in the 2016 Secondary Offering. The 2016 Stock Repurchase (as defined in Item 1. Business) represented a private, non-underwritten transaction between the Company and the CD&R Funds that was approved and recommended by the Affiliate Transactions Committee of our board of directors. The closing of the 2016 Stock Repurchase occurred on July 25, 2016 concurrently with the closing of the 2016 Secondary Offering. The 2016 Stock Repurchase was funded by the Company’s cash on hand.
On October 10, 2017, the Company announced that that its board of directors authorized a new stock repurchase program for up to an aggregate of $50.0 million of the Company’s Common Stock.
In addition to the 2016 Stock Repurchase, the Company repurchased 1.6 million shares of its Common Stock for $17.9 million during fiscal 2016 and 2.8 million shares of its Common Stock for $41.2 million during fiscal 2017 through open-market purchases under the authorized stock repurchase programs. As of October 29, 2017, approximately $52.2 million remains available for stock repurchases under the programs authorized in September 2016 and October 2017. The authorized programs have no time limit on their duration, but our Credit Agreement, Amended ABL Facility, and Notes apply certain limitations on our repurchase of shares of our Common Stock. The timing and method of any repurchases, which will depend on a variety of factors, including market conditions, are subject to results of operations, financial conditions, cash requirements and other factors, and may be suspended or discontinued at any time.
In addition to the Common Stock repurchases, the Company also withheld shares of restricted stock to satisfy minimum tax withholding obligations arising in connection with the vesting of restricted stock units, which are included in treasury stock purchases in the consolidated statements of stockholders’ equity.
The Company canceled 4.0 million of the total shares repurchased during fiscal 2016 as well as 0.4 million shares repurchased in prior fiscal years that had been held in treasury stock, resulting in a $62.3 million decrease in both additional paid in capital and treasury stock during the fiscal year ended October 30, 2016. During the fiscal year ended October 29, 2017, the Company canceled 3.0 million of the total shares repurchased during fiscal 2017 as well as 0.4 million shares repurchased in the prior fiscal year that had been held in treasury stock, resulting in a $50.6 million decrease in both additional paid in capital and treasury stock. Changes in treasury stock, at cost, were as follows (in thousands):

	Number of Shares	Amount
Balance, November 2, 2014	239	$4,203
Purchases	208	3,320
Balance, November 1, 2015	447	$7,523
Purchases	4,590	64,015
Issuance of restricted stock	162	—
Retirements	(4,424)	(62,279)
Balance, October 30, 2016	775	$9,259
Purchases	2,958	43,603
Issuance of restricted stock	20	—
Retirements	(3,444)	(50,587)
Deferred compensation obligation	(18)	(135)
Balance, October 29, 2017	291	$2,140